                                                                   EXHIBIT 10.3

                    FIRST AMENDMENT TO OPERATIVE AGREEMENTS


     THIS FIRST AMENDMENT TO OPERATIVE AGREEMENTS dated as of June 21, 1996 (the "First Amendment") is among CAPITAL ONE BANK, a Virginia banking corporation (the "Lessee" or the "Construction Agent", as appropriate), FIRST SECURITY BANK OF UTAH, N.A., a national banking association, not individually but solely as Owner Trustee under the COB Real Estate Trust 1995-1 (the "Owner Trustee", the "Borrower" or the "Lessor", as appropriate), NATIONSBANK OF TEXAS, N.A., a national banking association, as a Lender (in such capacity, the "Lender"), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the "Agent") and NATIONSBANK OF TEXAS, N.A., a national banking association, as Holder of the Certificates issued with respect to the COB Real Estate Trust 1995-1 (in such capacity, the "Holder") and is a first amendment to: (a) that certain Participation Agreement dated as of January 5, 1996 (the "Participation Agreement") among the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lender and the Holder; (b) that certain Lease Agreement (Tax Retention Operating Lease) dated as of January 5, 1996 (the "Lease") between the Lessor and the Lessee; (c) that certain Credit Agreement dated as of January 5, 1996 (the "Credit Agreement") among the Borrower, the Lender and the Agent; and (d) that certain Amended and Restated Trust Agreement dated as of January 5, 1996 (the "Trust Agreement") between the Owner Trustee and the Holder.


                             W I T N E S S E T H:

     WHEREAS, the Lessee has requested that certain amendments and modifications be made to the Participation Agreement and the Lease; and

     WHEREAS, the Lessor, the Lender, the Agent and the Holder have agreed to the modifications requested by the Lessee.

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings set forth in the Participation Agreement.

     B.   The Participation Agreement is amended in the following respects:

          1. The terms set forth below and defined in Appendix A to the Participation Agreement shall be amended to read as follows:

          "Applicable Percentage" shall mean with respect to the applicable Level Status, the applicable rate per annum set forth opposite such Level
     Status:

===============================================================
                            Applicable           Applicable
     Level Status      Percentage           Percentage
                               for                   for
                         Eurodollar Loans        Unused Fee
- ---------------------------------------------------------------
 Level I Status                .32%                 .10%
- ---------------------------------------------------------------
 Level II Status               .37%                 .125%
- ---------------------------------------------------------------
 Level III Status              .47%                 .15%
- ---------------------------------------------------------------
 Level IV Status               .52%                 .17%
- ---------------------------------------------------------------
 Level V Status                .72%                 .225%
- ---------------------------------------------------------------
 Level VI Status              1.37%                 .375%
===============================================================

     Changes in the Applicable Percentage resulting from changes in the Debt Rating shall become effective on the date on which such Debt Rating is announced to the public by S&P, Moody's or Fitch, as applicable, and shall remain in effect until the next change in such Debt Rating; provided, that, until the effectiveness of any change in the Applicable Percentage based upon a Debt Rating announced after the Initial Closing, Level IV Status shall apply.

          "Commitment Fee Payment Date" shall mean the fifteenth day of each January, April, July and October of each year and the last day of the Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement.

          "Completion Date" shall mean, with respect to a Property, the earlier of (a) the date on which Completion for such Property has occurred or (b) June 21, 1998.

          "Construction Period Termination Date" shall mean the earlier of (a) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 5(a) of the Credit Agreement or (b) June 21, 1998.

          "Holder Applicable Margin" shall mean 1.52%.

          "Holder Commitments" shall mean $2,700,000, provided, that the Holder Commitment of each Holder shall be as set forth in the Trust Agreement.

          "Lender Commitments" shall mean $87,300,000; provided if there shall be more than one Lender, the Lender Commitment of each Lender shall be as set forth in Schedule

     1.1 to the Credit Agreement as such Schedule 1.1 may be amended and replaced from time to time.

          "Maturity Date" shall mean June 21, 2001.

          "Operative Agreements" shall mean the following: the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease (and a memorandum thereof in a form reasonably acceptable to the Agent), each Lease Supplement (and a memorandum thereof in a form reasonably acceptable to the Agent), the Security Agreement, the Mortgage Instrument and each Ground Lease.

          "Permitted Facility"  shall mean each of:

            (i) The approximately 198,000 square foot operations center to be constructed on the real property comprising a part of the Trust Estate as of the Initial Closing Date and consisting of approximately 18 acres located north of Innsbrook Corporate Park in Henrico County, Virginia;

           (ii) The existing office building on the real property consisting of approximately 9.75 acres located in the Innsbrook Corporate Center, which property is currently leased by Capital One Bank; and

          (iii) The approximately 155,000 square foot office building to be constructed on the real property subject to the Ground Lease between the Lessee and the Lessor dated June 21, 1996 located in the Innsbrook Corporate Center.

          2.   Section 5.3(t) is hereby amended to read as follows:

          "(t)      in their sole and absolute discretion, the Lenders and the
     Holders shall have agreed to accept, and to fund the respective Loans and Holder Advances regarding, the particular property then under consideration as a Property; provided, however, it is hereby understood and agreed that (i) the real property consisting of approximately 18 acres located north of Innsbrook Corporate Park, in Henrico County, Virginia, which is presently owned by the Trust, (ii) the real property consisting of approximately 9.75 acres located in Innsbrook Corporate Center and (iii) the real property subject to the Ground Lease dated June 21, 1996 located in the Innsbrook Corporate Center and the approximately 155,000 square foot office building to be constructed thereon are acceptable Properties."

          3. Subclause (z) of Section 5.5 is hereby amended to read as follows:

          ", and (z) an Appraisal for each Property which, including the cost of Equipment located at such Property, shall be at least equal to 75% of the Property Cost for such Property."

     C.   The Lease is amended in the following respects:

          1. The reference in Section 2.2 to January 5, 2001 is hereby changed to June 21, 2001.

          2. Section 10.1(e) is hereby deleted in its entirety and replaced with the following:

          "(e)  Intentionally omitted."

          3. Section 28.1 is hereby amended by adding the following proviso to the end of the third sentence:

          "; provided, however, that for purposes of this Lease the leverage ratio of the Lessee under Section 8.07(c) of the Capital One Credit Agreement shall be calculated as if the defined term "Indebtedness" in the Capital One Credit Agreement included the Termination Value (as defined in Appendix A to the Participation Agreement) and the Lessee shall be in violation of the Incorporated Covenant contained in Section 8.07(c) if the leverage ratio is more than 10 to 1 after including the Termination Value as part of Indebtedness."

     D.   The Credit Agreement is amended in the following respects:

          1.   Schedule 1.1 to the Credit Agreement is hereby replaced with
     Schedule 1.1 attached hereto and made a part of this First Amendment.

          2. The Tranche A Note is hereby amended, restated and replaced with the Tranche A Note attached hereto as Exhibit A. The Tranche B Note is hereby amended, restated and replaced with the Tranche B Note attached hereto as Exhibit B.

     E.   The Trust Agreement is amended in the following respects:

          1. The Certificate of the Owner Trustee issued to the Holder in the original amount of $1,875,000.00 shall be amended, restated and substituted with a new Certificate in the amount of $2,700,000 in the form attached hereto as Exhibit C.

     F. Each of the parties hereto hereby represent and warrant that as of the date hereof (i) the representations and warranties of such party contained in Section 7 and Section 8 of the Participation Agreement are true and correct in all material respects and (ii) no Default or Event of Default currently exists and is continuing with respect to any such party.

     G. The effectiveness of this First Amendment is contingent upon the receipt by the Agent of the following items, each in form and substance satisfactory to the Agent: (i) this First Amendment duly executed by the parties hereto; (ii) the Amended, Restated and Substituted Tranche A Note duly executed by the Borrower; (iii) the Amended, Restated and Substituted Tranche B Note duly executed by the Borrower; (iv) the Amended, Restated and Substituted Holder Certificate duly executed by the Owner Trustee; and (v) such other certificates, resolutions and opinions as deemed necessary or advisable by the Agent.

     H. This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     I. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.

     J. This First Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be duly executed and delivered as of the date first above written.


                              CAPITAL ONE BANK,
                              as Construction Agent and as Lessee

                              By: /s/ MURRAY P. ABRAMS
                                 --------------------------------
                              Name: Murray P. Abrams
                                    -----------------------------
                              Title: Assistant Treasurer
                                     ----------------------------


                              FIRST SECURITY BANK OF UTAH, N.A.,
                              not individually, except as expressly stated herein, but solely as Owner Trustee under the COB Real Estate Trust 1995-1

                              By: /s/ VAL T. ORTON
                                 --------------------------------
                              Name: Val T. Orton
                                   ------------------------------
                              Title: Vice President
                                    -----------------------------


                              NATIONSBANK OF TEXAS, N.A.,
                              as Holder, as a Lender and as Administrative
                              Agent

                              By: /s/ GREGORY T. RUSSELL
                                 --------------------------------
                              Name: Gregory T. Russell
                                   ------------------------------
                              Title: Relationship Manager
                                    -----------------------------

                                 SCHEDULE 1.1

                                  Tranche A              Tranche B
                                  Commitment             Commitment
                             ---------------------  ---------------------
Name and Address of Lender   Amount     Percentage  Amount     Percentage
- --------------------------   ------     ----------  ------     ----------
NationsBank of Texas, N.A.   $77,400,000   100%     $9,900,000   100%
901 Main Street, 51st Floor
Dallas, Texas 75202

                                   EXHIBIT A


                       AMENDED, RESTATED AND SUBSTITUTED
                                TRANCHE A NOTE

$77,400,000                                                      June 21, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK OF UTAH, N.A., not in its individual capacity, but solely as Owner Trustee for the COB Real Estate Trust 1995-1 (the "Borrower"), hereby unconditionally promises to pay to the order of NATIONSBANK OF TEXAS, N.A. (the "Lender") at the office of NationsBank of Texas, N.A. in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the principal amount of
(a) SEVENTY-SEVEN MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($77,400,000), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

     This Note (a) amends, restates and is in substitution for the Tranche A Note dated as of January 5, 1996 in the original principal amount of $53,750,000, (b) is one of the Notes referred to in the Credit Agreement dated January 5, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and NationsBank of Texas, N.A., as Administrative Agent, (c) is subject to the provisions of the Credit Agreement (including, without limitation, Section 9.18 thereof) and
(d) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF VIRGINIA.


                              FIRST SECURITY BANK OF UTAH, N.A., not
                              individually, but solely as Owner Trustee for COB Real Estate Trust 1995-1


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                                   EXHIBIT B


                       AMENDED, RESTATED AND SUBSTITUTED
                                TRANCHE B NOTE

$9,900,000                                                       June 21, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK OF UTAH, N.A., not in its individual capacity, but solely as Owner Trustee for the COB Real Estate Trust 1995-1 (the "Borrower"), hereby unconditionally promises to pay to the order of NATIONSBANK OF TEXAS, N.A. (the "Lender") at the office of NationsBank of Texas, N.A. in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the principal amount of
(a) NINE MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($9,900,000), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

     This Note (a) amends, restates and is in substitution for the Tranche B Note dated as of January 5, 1996 in the original principal amount of $6,875,000, (b) is one of the Notes referred to in the Credit Agreement dated January 5, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and NationsBank of Texas, N.A., as Administrative Agent, (c) is subject to the provisions of the Credit Agreement (including, without limitation, Section 9.18 thereof) and
(d) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF VIRGINIA.


                              FIRST SECURITY BANK OF UTAH, N.A., not
                              individually, but solely as Owner Trustee for COB Real Estate Trust 1995-1


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                                   EXHIBIT C


                       FIRST SECURITY BANK OF UTAH, N.A.

                                 TRUSTEE UNDER

                             AMENDED AND RESTATED
                  TRUST AGREEMENT DATED AS OF JANUARY 5, 1996


                       AMENDED, RESTATED AND SUBSTITUTED
                              HOLDER CERTIFICATE

                         COB REAL ESTATE TRUST 1995-1


$2,700,000                                                       June 21, 1996


     First Security Bank of Utah, N.A., as trustee (herein in such capacity called the "Owner Trustee") under that certain Amended and Restated Trust Agreement dated as of January 5, 1996 (herein called the "Trust Agreement", the defined terms therein not otherwise defined herein being used herein with the same meanings), between NationsBank of Texas, N.A. as the initial Holder and the Owner Trustee, hereby certifies as follows: (i) this Holder Certificate amends, restates and is in substitution for that certain Holder Certificate dated as of January 5, 1996 in the original amount of $1,875,000 given by the Owner Trustee in favor of NationsBank of Texas, N.A., (ii) this Holder Certificate is the Holder Certificate referred to in the Section 3.1(d) of the Trust Agreement, which Holder Certificate has been issued by the Owner Trustee pursuant to the Trust Agreement and (iii) subject to the prior payment of, and to the assignment, pledge or mortgage of the Trust Estate to secure the Notes as set forth in the applicable Operative Agreements, the holder of this Holder Certificate has an undivided beneficial interest in properties of the Owner Trustee constituting part of the Trust Estate and is entitled to receive as provided in the Trust Agreement, a portion of the Rent received or to be received by the Owner Trustee for the Property, as well as a portion of certain other payments which may be received by the Trustee pursuant to the terms of the Operative Agreements as more particularly set forth therein.

     All amounts payable hereunder and under the Trust Agreement shall be paid only from the income and proceeds from the Trust Estate and only to the extent that the Owner Trustee shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of the Trust Agreement, except as specifically provided in Section 6.1 of the Trust Agreement; and the holder hereof, by its acceptance of this Holder Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof as provided in the Trust Agreement and that, except as specifically provided in the Trust Agreement, the Owner Trustee is not personally liable to the holder hereof for any amount payable under this Holder Certificate or the Trust Agreement.

     The amounts payable to the holder hereof pursuant to the Trust Agreement shall be paid or caused to be paid by the Owner Trustee to, or for the account of, such Holder, or its nominee, by transferring such amount in immediately available funds to a bank institution or banking institutions with bank wire transfer facilities for the account of such Holder or as otherwise instructed in writing from time to time by such Holder.

     This Holder Certificate shall mature, and all amounts payable to the holder hereof pursuant to the Trust Agreement shall be due on, the Maturity Date.

     This Holder Certificate shall bear a yield on the unpaid amount hereof from time to time outstanding hereunder and under the Trust Agreement at the Holder Yield as provided in the Trust Agreement. The Holder Yield on this Holder Certificate shall be computed as provided in the Trust Agreement and shall be payable at the rates, at the times and from the dates specified in the Trust Agreement.

     From and after the execution of the Participation Agreement, the rights of the holder of this Holder Certificate under the Trust Agreement as well as the beneficial interest of the holder of this Holder Certificate in and to the properties of the Owner Trustee constituting part of the Trust Estate, are subject and subordinate to the rights of the holders of the Notes to the extent provided in the applicable Operative Agreements. The Trust Estate has been or will be assigned, pledged and mortgaged to the Administrative Agent, on behalf of the Lenders, as security for the Notes. Reference is hereby made to the Trust Agreement, the Participation Agreement, the Credit Agreement, the Security Agreement and the Notes for statements of the rights of the holder of this Holder Certificate and of the rights of the holders of, and the nature and extent of the security for, the Notes, as well as for a statement of the terms and conditions of the trusts created by the Trust Agreement, to all of which terms and conditions the holder hereof agrees by its acceptance of this Holder Certificate.

     The holder hereof, by its acceptance of this Holder Certificate, agrees not to transfer this Holder Certificate except in accordance with the terms of the Trust Agreement and the other Operative Agreements.

     THIS HOLDER CERTIFICATE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE COMMONWEALTH OF VIRGINIA. WHENEVER POSSIBLE EACH PROVISION OF THIS HOLDER CERTIFICATE SHALL

BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS HOLDER CERTIFICATE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS HOLDER CERTIFICATE.

     IN WITNESS WHEREOF, the undersigned authorized officer of the Owner Trustee has executed this Holder Certificate as of the date first set forth above.


                              FIRST SECURITY BANK OF UTAH, N.A.,
                              as Owner Trustee


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------